Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill [Abstract].
Goodwill

Note 7. Goodwill

Changes in the carrying amount of the Company's goodwill for the years ended December 31, 2015 and 2014 were as follows:

	2015	2014

	(U.S. $ in millions)
Goodwill as of January 1	$1,323.5	$1,195.9
Goodwill impairment charges	(942.4)	(102.5)
Goodwill acquired	5.4	233.3
Translation differences	(2.7)	(3.2)
Goodwill as of December 31	$383.9	$1,323.5

Goodwill impairment charges for the year ended December 31, 2015

The Company reviews goodwill for impairment annually and whenever events or changes in circumstances indicate that the carrying amount of goodwill may not be recoverable. During 2015, the Company determined that certain indicators of potential impairment existed that required interim goodwill impairment analysis. Accordingly, the Company performed a quantitative two-step assessment for goodwill impairment for each of its reporting units as described below.

As part of the first step of the two-step impairment test, the Company compared the fair value of each of its reporting unit to its carrying value and determined whether the carrying amount of its reporting units exceeded their fair values. The Company estimated the fair value of each of its reporting units by using an income approach based on discounted cash flows, which utilized Level 3 measures that represent unobservable inputs into the Company's valuation method.

        The assumptions used to estimate the fair value of the Company's reporting units were based on expected future cash flows and an estimated terminal value using a terminal year growth rate based on the growth prospects for each reporting unit. The Company used an applicable discount rate for each of its reporting units which reflected the associated specific risks for each reporting unit's future cash flows. The Company also tested the reasonableness of the estimated fair values of its reporting units by comparing the indicative valuation multiples of the reporting units to their relevant peer companies. In addition, the Company compared the sum of each of its reporting units' fair values to its market capitalization and calculated the implied control premium (the excess of the sum of the reporting units' fair values over the market capitalization). The Company evaluated the reasonableness of its control premium by comparing it to control premiums derived from recent comparable transactions.

        The Company performed the following quantitative assessments for goodwill impairment during 2015:

          First quarter of 2015

        During the first quarter of 2015 the Company performed a quantitative assessment for goodwill impairment for its MakerBot reporting unit. The indicators for the quantitative assessment for goodwill impairment for the MakerBot reporting unit included a decrease in MakerBot's operating results in the first quarter of 2015 as compared to the fourth quarter of 2014 and below the Company's previous projections, as well as lower forecasted profitability due to increasing competition and other deteriorated trends in the 3D desktop market. The Company updated its Makerbot reporting unit cash flow projections and related assumptions based on the indicators mentioned above and performed the two-step goodwill impairment test. The updated MakerBot reporting unit's impairment analysis performed as part of step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the MakerBot reporting unit exceeded its implied fair value. As a result, the Company recorded a non-tax deductible impairment charge of $150.4 million, in order to reduce the carrying amount of goodwill to its implied fair value.

          Second quarter of 2015

         During the second quarter of 2015, the Company determined that certain indicators of potential impairment existed that required an interim goodwill impairment analysis for all of its reporting units. These indicators included a significant decrease in the Company's share price and weaker than expected operating results of its reporting units for the second quarter of 2015, as well as increased uncertainty in the 3D printing industry. Accordingly, the Company performed a quantitative assessment for goodwill impairment for each of its reporting units.

         The quantitative assessment for goodwill impairment indicated that the fair value of all of the Company's reporting units exceeded their carrying amounts.

         Third quarter of 2015

        During the third quarter of 2015, the Company determined that additional indicators of potential impairment existed that required an interim goodwill impairment analysis for all of its reporting units. These indicators included a further significant decline in the Company's market capitalization for a sustained period and weaker than expected operating results of its reporting units for the third quarter of 2015. These indicators along with certain reorganization initiatives for the Company's operations and the increased uncertainty in the 3D printing environment resulted in changes of the Company's near-term cash flows projections. The lower near-term cash flows projections reflected changes in assumptions related to organic revenue growth rates, negative effect of exchange rate differences, costs and operating structure, the expected timing of synergies resulted from acquisitions and the timing of utilization of strategic opportunities in light of the overall weakness in the uncertain 3D printing marketplace. Accordingly, the Company updated its cash flow projections and related assumptions based on the indicators set forth above for each of its reporting units and performed a preliminary two-step goodwill impairment test which resulted in a goodwill impairment charge of $695.5 million recorded during the third quarter of 2015.

          The two-step goodwill impairment test was completed during the fourth quarter of 2015 and resulted in an additional impairment charge of $96.5 million. The impairment analysis performed as part of the step two of the goodwill impairment test determined that the carrying amount of goodwill assigned exceeded its implied fair value for each of the Company's reporting units, as followss:

Stratasys-Objet Reporting Unit

For its Stratasys-Objet reporting unit, Company recorded a non-tax-deductible impairment charge of $537.1 million, in order to reduce the carrying amount of goodwill to its implied fair value.

When evaluating the fair value of its Stratasys-Objet reporting unit, the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 12.0% based on management's best estimate of the after-tax weighted average cost of capital.

A decrease in the terminal year growth rate of 1% or an increase of 1% to the discount rate would reduce the fair value of Stratasys-Objet reporting unit by approximately $102 million and $156 million, respectively.

MakerBot Reporting Unit

For its MakerBot reporting unit, for which the Company previously recorded a non-tax-deductible impairment charges as described above, the Company recorded an additional non-tax-deductible impairment charge of $125.1 million, in order to reduce the carrying amount of goodwill to its implied fair value.

When evaluating the fair value of it MakerBot reporting unit, the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on management's best estimate of the after-tax weighted average cost of capital.

          As of December 31, 2015, there was no remaining goodwill balance assigned to MakerBot reporting unit.

SDM Reporting Unit

For its SDM reporting unit, the Company recorded a non-tax-deductible impairment charge of $105.2 million,  in order to reduce the carrying amount of goodwill to its implied fair value.

When evaluating the fair value of it SDM reporting unit, the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.0% based on management's best estimate of the after-tax weighted average cost of capital.

As of December 31, 2015, there was no remaining goodwill balance assigned to SDM reporting unit.

Solidscape Reporting Unit

For its Solidscape reporting unit, the Company recorded a non-tax-deductible impairment charge of $24.6 million, in order to reduce the carrying amount of goodwill to its implied fair value.

When evaluating the fair value of its Solidscape reporting unit, the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on management's best estimate of the after-tax weighted average cost of capital.

As of December 31, 2015, there was no remaining goodwill balance assigned to Solidscape reporting unit.

        Fourth quarter of 2015

       The challenging market environment persisted into the fourth quarter of 2015, which is reflected in the Company's operating results. The Company's share price has further declined along with a continuing decrease in the share price of certain other competitors of the Company in 3D printing market. Furthermore, the carrying amount of the Company's net assets was higher than its market capitalization. Accordingly, the Company performed a quantitative assessment for goodwill impairment for its Stratasys-Objet reporting unit.

       Based on the Company's goodwill assessment for the Stratasys-Objet reporting unit, the Company determined that the fair value of Stratasys-Objet reporting unit exceeded its carrying amount by approximately 14%. The carrying amount of goodwill which is assigned to this reporting unit is $384 million.

      When evaluating the fair value of it Stratasys-Objet reporting unit the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.0% based on management's best estimate of the after-tax weighted average cost of capital.

       Determining the fair value of the Company's reporting units requires significant judgment, including judgments about the appropriate discount rates, terminal growth rates, weighted average costs of capital and the amount and timing of projected future cash flows. Projected future cash flows are based on the Company's most recent budgets, forecasts and strategic plans as well as certain growth rate assumptions for periods subsequent to the current strategic plans period. Failure to execute the Company's strategic plans for its Stratasys-Objet reporting unit could negatively impact the fair value of Stratasys-Objet reporting unit, and increase the risk of an additional goodwill impairment in the future. The Company will continue to monitor the fair value its Stratasys-Objet reporting unit to determine whether events and changes in circumstances such as further deterioration in the business climate or operating results, further significant decline in the Company's share price, changes in management's business strategy or downward changes of the Company's cash flows projections, warrant further interim impairment testing.

Goodwill impairment charges for the year ended December 31, 2014

On October 1, 2014, the Company performed its annual test for goodwill impairment, based on the reporting units to which the goodwill is allocated. Except for the MakerBot reporting unit, the Company performed a qualitative test for goodwill, and concluded that it was more likely than not that the fair value of each reporting unit exceeded its carrying amount. For the MakerBot reporting unit, the Company performed a quantitative test by comparing the fair value of the reporting unit to its carrying amount. Based on this analysis, the fair value of the MakerBot reporting unit exceeded its carrying amount by 5%. The carrying amount of goodwill that was assigned to this reporting unit was approximately $376 million.

During December 2014, the Company determined that certain indicators of potential impairment existed to require an additional interim goodwill impairment analysis for its MakerBot reporting unit. These indicators included a slower growth of MakerBot product and service revenues in the fourth quarter, challenges associated with the introduction and scaling of its new product platform, changes in timing of implementation of certain initiatives and changes in MakerBot's distribution model.

The Company updated its cash flow projections and related assumptions based on the indicators mentioned above and performed the two-step goodwill impairment test. The updated MakerBot reporting unit's impairment analysis performed as part of step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the MakerBot reporting unit exceeded its fair value. As a result, the Company recorded non-tax deductible impairment charge of $102.5 million, in order to reduce the carrying amount of goodwill to its estimated fair value.

When evaluating the fair value of MakerBot reporting unit the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.5% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on management's best estimate of the after-tax weighted average cost of capital.

The inputs used in the discounted cash flow model are primarily unobservable and thus are considered to be Level 3 inputs.